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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 --------------

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                Date of Report (Date of Earliest Event Reported):
                                  APRIL 1, 1999


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                   AMERICAN AIRCARRIERS SUPPORT, INCORPORATED
             (Exact name of registrant as specified in its charter)



         DELAWARE                    0-24275                  52-2081515
 (State of Incorporation)     (Commission File No.)        (I.R.S. Employer
                                                          Identification No.)
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                          587 GREENWAY INDUSTRIAL DRIVE
                             LAKEMONT BUSINESS PARK
                         FORT MILL, SOUTH CAROLINA 29715
                    (Address of principal executive offices)



                                 (803) 548-2160
              (Registrant's telephone number, including area code)



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ITEM 5.       ACQUISITION OR DISPOSITION OF ASSETS

              On April 1, 1999, American Aircarriers Support, Incorporated (the
"Company") completed the acquisition of substantially all of the operating assets of Complete Controls, Inc. ("CCI") pursuant to an Asset Purchase
Agreement (the "Agreement") dated as of April 1, 1999 among the Company,
American Aircarriers Support Acquisition IV Corp., a wholly owned subsidiary of the Company formed for the purpose of effecting the acquisition (the
"Subsidiary"), the Company, CCI, and Micah Chapman, Glen Hiscox and Frank Zambo, the shareholders of CCI (the "Shareholders"). Pursuant to the Agreement, the Company acquired substantially all of the assets of CCI for a purchase price
$600,000, comprised of cash paid from working capital, issuance of a promissory note, and assumption of certain liabilities. CCI is a FAA-certified maintenance, repair and overhaul facility specializing in flight control surfaces such as flaps, slats and rudders.

         Simultaneously with the execution of the Agreement, the Company entered into a three year employment agreement with Mr. Chapman and Mr. Zambo. Under their respective agreements, Mr. Chapman is to serve as President of the Subsidiary and Mr. Zambo is to serve as Vice President of the Subsidiary. The
Subsidiary will continue to operate the business previously operated by CCI.
These gentlemen have a combined 30 years' experience in the aircraft industry.
Prior to founding CCI in late 1996, both of these Shareholders were employed by Lockheed Martin.

         Simultaneously with the execution of the Agreement, the Company assumed
CCI's existing leases with the Tucson Airport Authority, Inc. for approximately
38,400 square feet of hangar space, 3,500 square feet of office space and designated areas adjacent to the hangar space at the Tucson International
Airport in Tucson, Arizona. The Company recently leased an additional building at the Tucson International Airport containing 75,600 square feet.

FORWARD LOOKING STATEMENTS

         This Report on Form 8-K may contain forward-looking statements. When used in this report, the words "may," "will," "expect," "anticipate,"
"continue," "estimate," "project," "intend," "believe" and similar expressions, variations of these words or the negative of those words are intended to identify forward-looking statements within the meaning of Section 27A of the Act and Section 21E of the Securities Exchange Act of 1934 regarding events, conditions and financial trends including, without limitation, business conditions in the aviation services industry and the general economy, and other risks or uncertainties detailed in other of the Company's Securities and Exchange Commission filings. Such statements are based on management's current expectations and are subject to risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, the Company's actual plan of operations, business strategy, operating results and financial position could differ materially from those expressed in, or implied by, such forward-looking statements.




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ITEM 7.       FINANCIAL STATEMENTS AND EXHIBITS

              (a) Financial statements relative to CCI are not required pursuant to Item 310(c) and (d) of Regulation S-B.

              (b) Pro forma financial information relative to CCI and the Registrant are not required pursuant to Item 310(c) and (d) of Regulation S-B.

              (c) The following exhibits are furnished herewith in accordance with the provisions of Item 601 of Regulation S-B:

                                                                                                          Reg. S-B
Exhibit No.                         Description                                                           Item No.
-----------                         -----------                                                           --------
  2.5               Asset Purchase Agreement among the Company, American Aircarriers                          2
                    Support Acquisition IV Corp., Complete Controls, Inc., Micah Chapman
                    and Frank Zambo
10.1.8              Employment Agreement between the Company and Micah Chapman                               10
10.1.9              Employment Agreement between the Company and Frank Zambo                                 10
10.5.10             Lease Agreement between Complete Controls Inc. and Tucson Airport                        10
                    Authority, Inc.
10.5.11             Lease Agreement between Complete Controls Inc. and Tucson Airport                        10
                    Authority, Inc.
10.5.12             Lease Agreement between AAS-Complete Controls Inc. and Tucson                            10
                    Airport Authority, Inc.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                AMERICAN AIRCARRIERS SUPPORT, INCORPORATED


Date: September 16, 1999        By: /s/ Elaine T. Rudisill
                                    -------------------------------------------
                                    Elaine T. Rudisill, Chief Financial Officer




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                                  EXHIBIT INDEX


                                                                                                          Reg. S-B
Exhibit No.                         Description                                                           Item No.
-----------                         -----------                                                           --------
  2.5               Asset Purchase Agreement among the Company, American Aircarriers                          2
                    Support Acquisition IV Corp., Complete Controls, Inc., Micah Chapman
                    and Frank Zambo
10.1.8              Employment Agreement between the Company and Micah Chapman                               10
10.1.9              Employment Agreement between the Company and Frank Zambo                                 10
10.5.10             Lease Agreement between Complete Controls Inc. and Tucson Airport                        10
                    Authority, Inc.
10.5.11             Lease Agreement between Complete Controls Inc. and Tucson Airport                        10
                    Authority, Inc.
10.5.12             Lease Agreement between AAS-Complete Controls Inc. and Tucson                            10
                    Airport Authority, Inc.




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